[SHIP LOGO  VANGUARD(R)]


Vanguard/(R)/ Funds



Supplement to the Statement of Additional Information


New Chief Executive Officer Elected
The boards of trustees of the Vanguard funds have elected F. William McNabb III as Chief Executive Officer, effective August 31, 2008. Mr. McNabb, who has served as President since March 1, 2008, has been with Vanguard since 1986 and was a Managing Director of Vanguard since 1995.





















(C)2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                      SAIALL 092008

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